UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39536	84-3199512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2024, Taysha Gene Therapies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters set forth therein (collectively, the “Underwriters”), to issue and sell 14,361,113 shares of common stock of the Company, par value $0.00001 per share (“Common Stock”), and, in lieu of common stock to certain investors, pre-funded warrants to purchase 18,972,221 shares of its Common Stock in an underwritten public offering (the “Offering”) pursuant to an effective shelf registration statement on Form S-3 (File No. 333-260069) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “SEC”). The offering price to the public is $2.25 per share of Common Stock and $2.249 per pre-funded warrant, which is the price to the public of each share of Common Stock sold in the Offering, minus the $0.001 exercise price per pre-funded warrant. The Underwriters have agreed to purchase the shares and the pre-funded warrants from the Company pursuant to the Underwriting Agreement at a price of $2.115 per share and $2.114 per pre-funded warrant, respectively. In addition, the Company granted the Underwriters an option to purchase, for a period of 30 days, up to an additional 5,000,000 shares of Common Stock. The Company estimates that the net proceeds from the Offering will be approximately $70.0 million, or approximately $80.6 million if the Underwriters exercise in full their option to purchase additional shares of Common Stock, in each case after deducting underwriting discounts and commissions and estimated offering expenses. The closing of the Offering is expected to occur on June 27, 2024, subject to customary closing conditions.

Each pre-funded warrant will have an initial exercise price per share of $0.001, subject to certain adjustments. The pre-funded warrants may be exercised at any time until exercised in full, except that a holder will not be entitled to exercise any portion of any pre-funded warrant, which, upon giving effect to such exercise would cause (i) the aggregate number of shares of the Company’s Common Stock beneficially owned by the holder (together with its affiliates) to exceed 4.99% or 9.99%, as the case may be, of the number of shares of the Company’s Common Stock outstanding immediately prior to or after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the holder (together with its affiliates) to exceed 4.99% or 9.99%, as the case may be, of the combined voting power of all of the Company’s securities then outstanding immediately prior to or after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the pre-funded warrants, subject to such holder’s rights under the pre-funded warrant to increase or decrease such percentage to another percentage not in excess of 19.99% upon at least 61 days’ prior notice from such holder to the Company.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Copies of the Underwriting Agreement and form of pre-funded warrant are filed as Exhibit 1.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement and the form of pre-funded warrant are qualified in their entirety by reference to such exhibits. A copy of the opinion of Cooley LLP as to the legality of the issuance and sale of the securities in the Offering and related consent is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

Pricing of Public Offering

On June 26, 2024, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cash Runway

The Company believes that the net proceeds from the Offering, together with its existing cash and cash equivalents will be sufficient to enable the Company to fund its operating expenses and capital expenditure requirements into the fourth quarter of 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “plans,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning the Company’s anticipated public offering, including the expected net proceeds and anticipated closing date and uncertainties related to the completion of the public offering on the anticipated terms, if at all. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding the Company’s business are described in detail in its SEC filings, including in the Company’s Annual Report on Form 10-K for the full-year ended December 31, 2023, both of which is available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement by and between Taysha Gene Therapies, Inc. and Jefferies LLC and Goldman Sachs & Co. LLC, dated June 26, 2024.

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, dated June 26, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

	By:	/s/ Kamran Alam
Date: June 26, 2024		Kamran Alam
Chief Financial Officer